UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2025

BAIYU Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36055	45-4077653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3703, Jingji Binhe Times Building, Binhe Avenue, Futian District

Shenzhen, Guangdong, PRC 518000

(Address of Principal Executive Offices)

+86 (0755) 82792111

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	N/A	N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Renmei Ouyang

On February 28, 2025, Renmei Ouyang, the Chief Executive Officer, President and Chairwoman of the board of directors (the “Board”) of BAIYU Holdings, Inc. (the “Company”), notified the Company of her decision to resign as the Chief Executive Officer, President, and a director of the Board of the Company. Ms. Renmei Ouyang’s resignation was due to her medical condition which requires long term treatment.

Appointment of Ge Ouyang

On March 4, 2025, the Board appointed Ms. Ge Ouyang as the Chief Executive Officer and President of the Company and a member of the Board to serve until her successor has been duly appointed, or until her earlier death, resignation, or removal to fill the vacancies created by the resignation of Ms. Renmei Ouyang, effective March 4, 2025. Ms. Ge Ouyang will continue to serve as the Chief Operating Officer of the Company.

For her service as the Chief Executive Officer and President of the Company and a member of the Board, Ms. Ge Ouyang will receive annual compensation of $42,000 pursuant to the terms and conditions set forth in that certain amended and restated employment agreement entered into by and between the Company and Ms. Ge Ouyang.

The biography of Ms. Ge Ouyang is set forth below.

Ms. Ge Ouyang has served as the Chief Operating Officer of the Company since September 11, 2023.

Previously, Ms. Ge Ouyang served as the Chairwoman of Tongdao Group. In 2011, Ms. Ouyang co-founded Tongdao Group and was responsible for its operational management until September 9, 2023. Prior to co-founding Tongdao Group, Ms. Ouyang served as the Director of Securities Information Department at Hexun Information Technology Co., Ltd. and as the General Manager at Beijing Zhonghuidaoming International Capital Co., Ltd. Ms. Ouyang graduated from Hunan Normal University in Hunan, China.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

10.1	Amended and Restated Employment Agreement, dated March 4, 2025, by and between the Company and Ms. Ge Ouyang
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIYU HOLDINGS, INC.

Date: March 5, 2025	By:	/s/ Ge Ouyang
	Name:	Ge Ouyang
	Title:	Chief Executive Officer

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